Exhibit 24.1
                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William W. Staunton III and Eric A. Balzer, or either of them, his attorneys-in-fact and agents, each with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto each of said attorneys-in-fact and agents full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection with this registration statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated.

Signature                     Title                              Date
----------------------        ---------------------              -------

/s/  William G. Howard        Chairman of the Board              9-28-05
----------------------        and Director
William G. Howard

/s/ William W. Staunton III   Director and Chief Executive       9-28-05
---------------------------   Officer
William W. Staunton III

/s/ Greg B. Jones             Director and President             9-28-05
----------------------
Greg B. Jones

/s/ Eric A. Balzer            Director and Chief                 9-28-05
----------------------        Financial Officer
Eric A. Balzer

/s/ Klaus Fleischmann         Director                           9-28-05
----------------------
Klaus Fleischmann

/s/ William George            Director                           9-28-05
----------------------
William George

/s/ Jack L. Saltich           Director                           9-28-05
----------------------
Jack L. Saltich

/s/ Theodore J. Coburn        Director                           9-28-05
----------------------
Theodore J. Coburn

/s/ Doris Keitel-Schulz       Director                           9-28-05
----------------------
Doris Keitel-Schulz

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